UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09174

Aegis Value Fund, Inc.
(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA	22201
(Address of principal executive offices)	(Zip code)

Scott L. Barbee, 1100 N. Glebe Road, Suite 1040, Arlington, VA 22201
(Name and address of agent for service)

Registrant's telephone number, including area code:	(703) 528-7788

Date of fiscal year end:	08/31

Date of reporting period:	02/28/10

Item 1.              Reports to Stockholders

Semi-Annual Report
February 28, 2010

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SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Shareholders’ Letter
April 12, 2010
To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s semi-annual report for the six months ended February 28, 2010.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company -focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

From inception of the Aegis Value Fund on May 15, 1998 through March 31, 2010, the Fund has posted a cumulative gain of 226.4 percent, compared to a cumulative gain of 109.1 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 67.8 percent, and the S&P 500 posted a cumulative gain of 29.8 percent.*

During the semi-annual period ended February 28, 2010 markets continued to rally sharply following a steep decline earlier in the year. For this semi-annual period the Aegis Value Fund posted a gain of 22.0 percent, versus a gain of 10.5 percent for the Russell 2000 Value Index. The Russell 2000 Index gained 10.6 percent, while the S&P 500 Index gained 9.3 percent. When evaluating an investment in the Fund, investors should be aware that market conditions have been volatile over the past two years and conditions may remain dynamic. For the most recent performance information, please call us directly at 800-528-3780 or consult your financial advisor.

Shareholders’ Letter  – (continued)

The Fund’s outperformance during the semi-annual period ended February 28, 2010 resulted substantially from greater-than-market gains in several Fund holdings, including a combination of realized and unrealized gains in the following investments: Dana Holding Corp., Brigham Exploration Co., Delta Apparel Inc., BofI Holding Inc., and Alliance One International Inc. We strongly recommend that you read our fourth quarter 2009 and first quarter 2010 manager’s letters, which provide additional commentary relevant to the recent recovery in the financial markets for Fund investors and equity investors more generally. For those of you who do not automatically receive our manager’s letter in the mail from your broker, it is available on our website at www.aegisvaluefund.com or by calling us at 800-528-3780. Please be aware that the manager’s letter is not a part of the SEC-mandated Semi-Annual Report contained in this booklet.

We look forward to serving as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

* Aegis Value Fund’s one-year, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending March 31, 2010 are 153.9%, -3.6%, 3.6%, 11.3%, and 10.5% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, ten-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending March 31, 2010 are 65.1%, -5.7%, 2.8%, 8.9%, and 6.4%. All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegisvaluefund. com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Disclosure of Fund Expenses
February 28, 2010
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, September 1, 2009 – February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses.

Fund	Beginning Account Value 9/1/2009	Ending Account Value 2/28/2010	Annualized Expense Ratio	Expenses Paid During Period 9/1/09 – 2/28/10
Aegis Value Fund
Actual	$1,000.00	$1,220.40	1.50%	$8.25
Hypothetical	1,000.00	1,017.57	1.50%	7.50

(1)
The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 to February 28, 2010 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period September 1, 2009 to February 28, 2010 was 22.04%.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 9/1/2009 and 2/28/2010)

Please see performance data disclosure on pages 2

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics

Average Annual Total Returns (As of February 28, 2010)
	AVALX	Rus. 2000 Val.
Trailing 1 Year	155.8%	65.9%
Trailing 3 Year	-6.1%	-7.8%
Trailing 5 Year	1.9%	0.7%
Trailing 10 Year	10.8%	8.1%

See performance data disclosure on page 2

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of August 31, 2009 gross expenses for the Fund were 1.53%.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Industry Breakdown (Unaudited)

		% of the Fund’s Net Assets
Common Stock		90.7%
Aerospace/Defense	5.0%
Airlines	0.0%
Auto Components	4.4%
Capital Markets	0.6%
Chemicals	2.3%
Commercial Banks	0.0%
Containers & Packaging	0.6%
Distributors	3.3%
Diversified Financial Services	5.4%
Diversified Telecommunication Services	0.0%
Electronic Equipment, Instruments & Components	0.7%
Energy Equipment & Services	1.6%
Food Products	1.8%
Hotels, Restaurants & Leisure	1.2%
Household Durables	3.6%
Independent Power Producers & Energy Traders	0.8%
Insurance	7.7%
Leisure Equipment & Products	0.8%
Machinery	5.2%
Marine	0.4%
Media	0.5%
Metals & Mining	5.0%
Multiline Retail	4.1%
Oil, Gas & Consumable Fuels	5.8%
Paper & Forest Products	0.6%
Personal Products	0.1%
Professional Services	0.2%
Real Estate Investment Trusts	10.0%
Real Estate Management & Development	0.3%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	0.3%
Specialty Retail	2.0%
Textiles, Apparel & Luxury Goods	6.9%
Thrifts & Mortgage Finance	3.5%
Tobacco	5.5%
Trading Companies & Distributors	0.0%
Investment Companies*		0.5%
Preferred Stock		0.7%
Oil, Gas & Consumable Fuels	0.7%
Short-Term Investments*		6.8%
Other Assets and Liabilities		1.3%
Total Net Assets		100.0%

* Please refer to pages 10 and 11 for further details.

Schedule of Portfolio Investments
February 28, 2010
(Unaudited)

	Shares	Value
Common Stock – 90.7%
Consumer Discretionary – 26.8%
Auto Components – 4.4%
Dana Holding Corp.(1)	411,154	$4,674,821
Superior Industries International, Inc.	128,791	1,861,030
		6,535,851
Distributors – 3.3%
Audiovox Corp. Class A(1)	526,248	3,799,511
Core-Mark Holding Co., Inc.(1)	36,350	1,164,654
		4,964,165
Hotels, Restaurants & Leisure – 1.2%
Bowl America, Inc. Class A	9,481	121,262
J. Alexander’s Corp.(1)	120,010	414,035
Lodgian, Inc.(1)	158,300	392,584
Luby’s, Inc.(1)	230,603	790,968
		1,718,849
Household Durables – 3.6%
Bassett Furniture Industries, Inc.(1)(2)	1,040,831	4,267,407
Coachmen Industries, Inc.(1)(2)	814,617	1,132,318
		5,399,725
Leisure Equipment & Products – 0.8%
Head N.V.(1)(3)	1,776,700	1,139,532

Media – 0.5%
Fisher Communications, Inc.(1)	48,668	691,572

Multiline Retail – 4.1%
Dillard’s, Inc. Class A.	160,900	2,714,383
Duckwall-ALCO Stores, Inc.(1)(2)	233,178	3,427,717
		6,142,100
Specialty Retail – 2.0%
Books-A-Million, Inc.	388,064	2,440,922
Hastings Entertainment, Inc.(1)	71,556	312,700
PEP Boys - Manny, Moe & Jack	21,200	201,400
		2,955,022

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Schedule of Portfolio Investments – (continued)
February 28, 2010
(Unaudited)

	Shares	Value
Common Stock – Continued
Consumer Discretionary – Continued
Textiles, Apparel & Luxury Goods – 6.9%
Delta Apparel, Inc.(1)(2)	548,888	$7,613,076
Tandy Brands Accessories, Inc.(1)	345,391	1,222,684
Unifi, Inc.(1)	398,792	1,503,446
		10,339,206
Total Consumer Discretionary		39,886,022

Consumer Staples – 7.4%
Food Products – 1.8%
Imperial Sugar Co	94,083	1,408,422
Omega Protein Corp.(1)	283,206	1,209,290
		2,617,712
Personal Products – 0.1%
Parlux Fragrances, Inc.(1)	99,301	179,735

Tobacco – 5.5%
Alliance One International, Inc.(1)	1,598,797	8,201,829
Total Consumer Staples		10,999,276

Energy – 7.4%
Energy Equipment & Services – 1.6%
Leader Energy Services Ltd.(1)(3)	175,433	24,066
Mitcham Industries, Inc.(1)	104,735	817,980
Patterson-UTI Energy, Inc.	98,100	1,514,664
		2,356,710
Oil, Gas & Consumable Fuels – 5.8%
Adams Resources & Energy, Inc.	18,795	400,146
ATP Oil & Gas Corp.(1).	50,000	903,000
Brigham Exploration Co.(1)	260,300	4,274,126
CVR Energy, Inc.(1)	83,873	689,436
Magnum Hunter Resources, Inc.(1)	96,500	281,780
Tesoro Corp.	81,087	966,557
Western Refining, Inc.(1)	267,400	1,160,516
		8,675,561
Total Energy		11,032,271

See Notes to the Financial Statements.

Schedule of Portfolio Investments – (continued)
February 28, 2010
(Unaudited)

	Shares	Value
Common Stock – Continued
Financials – 27.5%
Capital Markets – 0.6%
BKF Capital Group, Inc.(1)	331,200	$304,704
FBR Capital Markets Corp.(1)	98,556	533,188
		837,892
Commercial Banks – 0.0%
Citizens Bancshares Corp.	3,024	9,435
Diversified Financial Services – 5.4%
California First National Bancorp.	375,975	4,767,363
Marlin Business Services Corp.(1)	218,624	1,952,312
Medallion Financial Corp.	158,567	1,282,807
		8,002,482
Insurance – 7.7%
Aspen Insurance Holdings Ltd.	100,000	2,826,000
Old Republic International Corp.	94,000	1,061,260
PMA Capital Corp. Class A(1)	967,024	5,492,697
Tower Group, Inc .	92,977	2,117,086
		11,497,043
Real Estate Investment Trusts – 10.0%
Arlington Asset Investment Corp. Class A(1)	130,324	2,362,774
Brandywine Realty Trust	246,708	2,765,597
BRT Realty Trust(1)	495,577	2,492,752
Care Investment Trust, Inc.	257,318	2,140,886
DiamondRock Hospitality Co. (1)	77,468	692,564
HRPT Properties Trust	473,251	3,322,222
Huntingdon Real Estate Investment Trust(1)(3)	42,222	239,671
Post Properties, Inc.	45,600	877,344
Vestin Realty Mortgage I, Inc.(1)	26,809	28,417
		14,922,227
Real Estate Management & Development – 0.3%
Thomas Properties Group, Inc.	158,437	432,533

Thrifts & Mortgage Finance – 3.5%
B of I Holding, Inc.(1)	401,806	5,235,532
First Federal of Northern Michigan Bancorp, Inc.(1)	35,640	59,162
		5,294,694
Total Financials		40,996,306

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Schedule of Portfolio Investments – (continued)
February 28, 2010
(Unaudited)

	Shares	Value
Common Stock – Continued
Industrials – 11.3%
Aerospace & Defense – 5.0%
Allied Defense Group, Inc.(1)(2)	766,997	$5,484,028
Sparton Corp.(1)	100,473	577,720
Sypris Solutions, Inc.(1)	496,874	1,381,310
		7,443,058
Airlines – 0.0%
MAIR Holdings, Inc.(1)(2)(4)	1,360,922	—

Machinery – 5.2%
Hardinge, Inc	272,597	2,248,925
Tecumseh Products Co., Class A(1)(2)	101,426	1,278,982
Tecumseh Products Co., Class B(1)(2)	341,033	4,259,502
		7,787,409
Marine – 0.4%
Ultrapetrol (Bahamas) Ltd.(1)	100,000	516,000

Professional Services – 0.2%
Spherion Corp.(1)	36,159	284,572

Road & Rail – 0.5%
Covenant Transportation Group, Inc. Class A(1)	167,488	768,770

Trading Companies & Distributors – 0.0%
Huttig Building Products, Inc.(1)	90,033	63,023
Total Industrials		16,862,832

Information Technology – 1.0%

Electronic Equipment, Instruments & Components – 0.7%
Frequency Electronics, Inc.(1)	211,190	1,030,607

Semiconductors & Semiconductor Equipment – 0.3%
ChipMOS TECHNOLOGIES (Bermuda) Ltd.(1)	662,600	477,072
Total Information Technology		1,507,679

See Notes to the Financial Statements.

Schedule of Portfolio Investments – (continued)
February 28, 2010
(Unaudited)

	Shares	Value
Common Stock – Continued
Materials – 8.5%
Chemicals – 2.3%
American Pacific Corp (1)(2)	534,150	$3,455,950

Containers & Packaging – 0.6%
Mod-Pac Corp.(1)(2)	159,725	910,432

Metals & Mining – 5.0%
Amerigo Resources Ltd.(1)	1,682,600	1,071,414
Horsehead Holding Corp.(1)	520,949	5,298,052
Mercator Minerals Ltd.(1)	9,500	23,926
Universal Stainless & Alloy Products, Inc.(1)	49,909	931,801
Yamana Gold, Inc .	3,289	34,666
		7,359,859
Paper & Forest Products – 0.6%
Canfor Corp.(1) .	70,100	565,623
Mercer International, Inc.(1)	79,337	307,828
		873,451
Total Materials .		12,599,692

Telecommunication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Integrated Telecom Express, Inc.(1)(4)	308,300	3,083

Utilities – 0.8%
Independent Power Producers & Energy Traders – 0.8%
Mirant Corp.(1)	97,100	1,221,518

Total Common Stock
(Cost $159,691,892)		135,108,679

Investment Companies – 0.5%
Canfor Pulp Income Fund(3)	77,349	761,050

Total Investment Companies
(Cost $311,383)		761,050

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Schedule of Portfolio Investments – (continued)
February 28, 2010
(Unaudited)

	Shares	Value
Preferred Stocks – 0.7%
Energy – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
ATP Oil & Gas Corp.(5)	10,600	$1,126,250

Total Preferred Stocks
(Cost $1,094,550)		1,126,250

Short-Term Investments – 6.8%
UMB Bank Money Market Fiduciary, 0.030%(6)	10,102,208	10,102,208

Total Short-Term Investments
(Cost $10,102,208)		10,102,208

Total Investments – 98.7%
(Cost $171,200,033)		147,098,187
Other Assets and Liabilities – 1.3%		1,914,340
Net Assets – 100.0%		$149,012,527

(1)	Non-income producing securities.
(2)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(3)	Foreign security denominated in U.S. Dollars
(4)	Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Value Fund board of directors.
(5)
144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(6)	Variable rate security; the rate shown is the 7-day effective yield as of February 28, 2010.

See Notes to the Financial Statements.

Statement of Assets and Liabilities
February 28, 2010
(Unaudited)

Assets
Investments in unaffiliated companies/securities at value (cost $126,667,566)	$115,268,775
Investments in affiliated companies*/securities at value (cost $44,532,467)	31,829,412
Total investments in securities at value (cost $171,200,033)	147,098,187
Receivable for fund shares sold	138,284
Receivable for investment securities sold	2,110,616
Interest and dividends receivable	24,023
Prepaid assets	21,451
Total assets	149,392,561

Liabilities
Payable for investment securities purchased	127,067
Payable for fund shares redeemed	25,031
Payable to Investment Advisor	138,197
Other payables	89,739
Total liabilities	380,034
Net assets	$149,012,527

Net assets consist of:
Paid-in capital	$217,646,708
Undistributed net investment loss	(289,245)
Accumulated net realized loss on investments	(44,243,038)
Net unrealized depreciation of investments and foreign currency	(24,101,898)
Net assets	$149,012,527

Capital shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	13,587,390
Net asset value per share	$10.97

* Please refer to Note 6 for additional details.

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Statement of Operations
For the Six Months Ended February 28, 2010
(Unaudited)

Investment Income
Dividends from unaffiliated companies*	$733,182
Interest income	1,794
Total investment income	734,976
Expenses
Investment advisory fees	820,069
Fund servicing fees	68,339
Printing and postage fees	24,670
Transfer agent & custody fees	24,164
Directors & chief compliance officer fees	16,852
Registration fees	13,837
Insurance fees	11,576
Audit fees	10,968
Legal fees	2,406
Miscellaneous fees	4,361
Total expenses before recoupment	997,242
Recoupment of advisory fees previously waived	26,875
Total expenses after recoupment	1,024,117
Net investment loss	(289,141)
Realized and unrealized gain/(loss) on investments and foreign currency transactions
Capital gain distributions from other investment companies	495,945
Net realized gain on investments - unaffiliated companies	11,938,492
Net realized loss on investments - affiliated companies	(145,793)
Net realized loss on foreign currency transactions	(33)
Change in unrealized appreciation of investments and translation of assets and liabilities in foreign currencies for the period - unaffiliated companies	10,856,919
Change in unrealized appreciation of investments - affiliated companies	3,805,633
Net realized and unrealized gain on investments and foreign currency transactions	26,951,163
Net increase in net assets resulting from operations	$26,662,022

* Net of foreign tax withholding of $3,854.

See Notes to the Financial Statements.

Statements of Changes in Net Assets
For the Periods Ended

	Six Months Ended February 28, 2010	Year Ended August 31, 2009
	(Unaudited)
Increase/(decrease) in net assets from operations
Net investment income/(loss)	$(289,141)	$255,599
Net realized gain/(loss) on investments	12,288,644	(53,511,488)
Net realized loss on foreign currency transactions	(33)	—
Change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	14,662,552	(5,753,361)
Net increase/(decrease) in net assets resulting from operations	26,662,022	(59,009,250)

Distributions
Net investment income	(19,944)	(5,116,766)
Net realized capital gains	—	(2,318,651)
Total distributions to shareholders	(19,944)	(7,435,417)

Capital share transactions*
Subscriptions	16,983,045	10,170,076
Distributions reinvested	19,176	7,131,129
Redemptions	(18,777,281)	(32,450,107)
Total capital share transactions	(1,775,060)	(15,148,902)

Net increase/(decrease) in net assets	24,867,018	(81,593,569)

Net assets at beginning of period	124,145,509	205,739,078

Net assets at end of period	$149,012,527	$124,145,509

Undistributed net investment income/(distributions in excess of net investment income) at end of period	$(289,245)	$19,840

*Share information
Subscriptions	1,654,537	1,265,477
Distributions reinvested	1,839	1,271,146
Redemptions	(1,875,532)	(5,196,892)
Net decrease in shares	(219,156)	(2,660,269)

See Notes to the Financial Statements.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

	Six Months Ended February 28,		For the Years Ended August 31st
	2010		2009	2008	2007	2006		2005
	(unaudited)
Per share data:
Net asset value – beginning of period	$8.99		$12.49	$14.53	$17.72	$18.37		$17.56

Income from investment operations:
Net investment income/(loss)	(0.02)		0.05	0.33	0.16	0.19		0.08
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	2.00		(3.05)	(1.37)	2.09	1.02		1.60
Total from investment operations	1.98		(3.00)	(1.04)	2.25	1.21		1.68

Less distributions to shareholders from:
Net investment income	(0.00)		(0.34)	(0.12)	(0.14)	(0.19)		0.00
Net realized capital gains	—		(0.16)	(0.88)	(5.30)	(1.67)		(0.87)
Total distributions	(0.00)		(0.50)	(1.00)	(5.44)	(1.86)		(0.87)
Net asset value – end of period	$10.97		$8.99	$12.49	$14.53	$17.72		$18.37

Total investment return	22.04	%(2)	(21.60)%	(7.17)%	13.61%	7.27%		9.70%
Ratios (to average net assets)/ supplemental data:
Expenses after recoupment/reimbursement/ recapture and fees paid indirectly	1.50	%(3)	1.50%	1.43%	1.38%	1.41	%(1)	1.41	%(1)
Expenses before recoupment/ reimbursement/recapture and fees paid directly	1.46	%(3)	1.53%	1.43%	1.38%	1.42%		1.41%
Net investment income/(loss)	(0.42	)%(3)	0.25%	2.10%	0.83%	0.83%		0.39%
Portfolio turnover	14	%(2)	31%	35%	56%	18%		29%
Net assets at end of period (000’s)	$149,013		$124,146	$205,739	$352,282	$393,834		$675,897

(1) Ratio after expense reimbursements/recapture, before fees paid indirectly, is 1.42% in 2006 and 1.42% in 2005.
(2) Not Annualized.
(3) Annualized.

See Notes to the Financial Statements.

Notes to Financial Statements
February 28, 2010
(Unaudited)

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations the Advisor does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Notes to Financial Statements – (continued)
February 28, 2010
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2010:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$39,886,022	$—	$—	$39,886,022
Consumer Staples	10,999,276	—	——	10,999,276
Energy	11,032,271	—	—	11,032,271
Financials	40,996,306	—	—	40,996,306
Industrials	16,862,832	—	——	16,862,832
Information Technology	1,507,679	—	—	1,507,679
Materials	12,599,692	—	—	12,599,692
Telecommunication Services	—	—	3,083	3,083
Utilities	1,221,518	—	—	1,221,518
Investment Companies	761,050	—	—	761,050
Preferred Stock
Energy	1,126,250	—	—	1,126,250
Short-Term Investments	—	10,102,208	—	10,102,208
Total	$136,992,896	$10,102,208	$3,083	$147,098,187

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities
Beginning balance 9/1/09	$3,083
Realized gain/loss	—
Changes in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in/out of Level 3	—
Ending balance 2/28/10	$3,083

Notes to Financial Statements – (continued)
February 28, 2010
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Foreign currency exchange contracts are a way of managing foreign exchange rate risk. The purchase or sale of a specific foreign currency at a fixed price on a future date may be used as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the use of foreign currency hedging transactions is to reduce the risk that the U.S.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Notes to Financial Statements – (continued)
February 28, 2010
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain on investments and for the semi-annual period ended February 28, 2010 was $(1,033). The number of contracts transacted during the period ended February 28, 2010 was 4. The Fund did not hold any derivative or hedging positions as of February 28, 2010.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through April 23, 2010, the date which the financial statements were issued.

Notes to Financial Statements – (continued)
February 28, 2010
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Other. The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation, (the “Advisor”) that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2010. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the semi-annual period ended February 28, 2010, there were no Advisor reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. As of February 28, 2010, the Fund had recovered $26,875 of fees and was still eligible to recover $1,215 of fees no later than August 31, 2012.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Notes to Financial Statements – (continued)
February 28, 2010
(Unaudited)

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $18,078,939 and $25,967,189, respectively, for the semi-annual period ended February 28, 2010.

5. Distributions to Shareholders and Tax Components of Net Assets

At February 28, 2010, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$171,348,966
Gross unrealized appreciation	$29,888,639
Gross unrealized depreciation	(54,139,418)
Unrealized Depreciation on Foreign Currency	(52)
Net unrealized depreciation	$(24,250,831)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the tax years ended August 31, 2009 and 2008 were as follows:

	2009	2008
Distribution paid from:
Ordinary income	$7,435,417	$10,558,373
Long-term capital gains	—	8,666,574
Total distributions	$7,435,417	$19,224,947

At August 31, 2009, the fund had net realized capital losses from transactions between November 1, 2008 and August 31, 2009 of $55,481,549 which for tax purposes are deferred and will be recognized in fiscal year 2010.

As of August 31, 2009, the Fund had a capital loss carryover of $840,544, which expires on August 31, 2017. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Notes to Financial Statements – (continued)
February 28, 2010
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets – (continued)

For the tax year ended August 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,840
Undistributed long-term gains	—
Tax accumulated earnings	19,840
Accumulated capital and other losses	(56,322,093)
Unrealized depreciation on investments	(38,974,006)
Total accumulated earnings (deficit)	$(95,276,259)

As of February 28, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended August 31, 2009 remain subject to examination by the Internal Revenue Service.

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at period end are noted in the Fund’s schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Notes to Financial Statements – (continued)
February 28, 2010
(Unaudited)

6. Investments in Affiliated Companies – (continued)

	Value Beginning of Period	Purchases	Sales Proceeds	Realized Gain/Loss	Unrealized Appreciation/ Depreciation	Dividends Credited to Income	Value End of Period
Allied Defense Group, Inc.	$3,589,546	$—	$——	$—	$(880,974)	$—	$5,484,028
American Pacific Corp.	4,364,005	—	——	—	(965,563)	——	3,455,950
B of I Holding, Inc.*	3,197,055	—	159,198	65,380	2,623,181	——	5,235,532
Bassett Furniture Industries, Inc.	5,281,279	—	14,654	(25,975)	(7,587,078)	——	4,267,407
Coachmen Industries, Inc.	977,540	—	——	—	(3,440,431)	——	1,132,318
Delta Apparel, Inc.	4,576,461	—	35,572	22,924	4,367,757	—	7,613,076
Duckwall-ALCO Stores, Inc.	3,887,077	—	—	—	1,304,573	—	3,427,717
MAIR Holdings, Inc.	—	—	—	—	(4,540,578)	—	—
Mod-Pac Corp.	394,521	—	——	—	(762,986)	——	910,432
Tecumseh Products Co., Class A **	917,905	—	——	—	249,029	——	1,278,982
Tecumseh Products Co., Class B	4,407,218	—	666,639	(142,742)	(446,802)	—	4,259,502
Total	$31,592,607	$—	$876,063	$(80,413)	$(10,079,872)	$—	$37,064,944

* No longer affiliated as of February 28, 2010.
** Class A shares of Tecumseh Products Co. did not reflect affiliated status as of August 31, 2009 or February 28, 2010. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products Co. remains an affiliated company of Aegis Value Fund.

7.  New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Other Information
(Unaudited)

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 19, 2009, the Board considered and approved the advisory agreement between the Fund and AFC (the “Advisory Agreement”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the Agreement should be approved. In approving the Agreement, the Board, including the Independent Directors, considered and made the following conclusions with respect to the following relevant factors.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Other Information – (continued)
(Unaudited)

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of the services provided by AFC to the Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for the Fund. On the basis of these and other factors, the Board determined that the scope and nature and quality of the services provided by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund were appropriate.

B. The Investment Performance of the Funds and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC comparing the Fund’s performance with the performance of its benchmark and with the performance of comparable funds. The Board considered that some of the information was derived from information made available publicly on Morningstar.com (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 9-month period ended September 30, 2009 and the one-year, three-year and five-year periods ended September 30, 2009). The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 9-month period ended September 30, 2009, the Aegis Value Fund returned 77.70%, outperforming the return of its benchmark index, the Russell 2000 Value Index, which returned 16.36% during same period. For the one-year, three-year, five-year and ten-year periods ended September 30, 2009, the Fund returned a -7.37%, -3.70%, 0.77% and 9.26% (average annual total return), compared to -12.61%, -6.65%, 1.78% and 8.05% for the Index. Since inception on May 15, 1998 through September 30, 2009, the Fund has an average annual return of 9.10% versus 5.48% for the Index. The Board also considered information comparing the performance of the Aegis Value Fund with the performance of at least twenty US small cap value funds.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Fund’s performance was satisfactory.

Other Information – (continued)
(Unaudited)

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing each Fund to the Advisor, (ii) expenses reimbursed by the Advisor under the Fund’s expense limitation agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the Agreements.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. The Board noted that, during 2009, assets of the Aegis Value Fund declined from $188.5 million to $137.8 million. The Board determined that AFC did not realize any material economies of scale during 2009, and that the Fund would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that each Fund’s total annual expense ratio (after taking into account the expense limitation agreement) was comparable to the average expense ratio of the Fund’s peers included in the statistical information prepared by AFC.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisors to similarly-situated funds offering similar services. In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

The Board did not compare the fees paid to AFC by the Funds against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Funds and the other clients.

SEMI-ANNUAL REPORT FEBRUARY 28, 2010

Other Information – (continued)
(Unaudited)

With respect to Aegis Value Fund, the Board noted that the Fund paid an advisory fee of 1.20% of net assets during fiscal 2009 and that other Fund expenses were 0.33%, for a total expense ratio of 1.53%. The Board considered that AFC reimbursed the Fund for expenses exceeding the expense limitation of 1.50%. The Board noted that according to a search of small cap value funds on Morningstar.com, the peer group median gross expense ratio of the 383 small cap value funds is 1.53% and the peer group median net expense ratio of those funds is 1.43%. The Board also noted that the median management fee percentage of the 413 small cap value funds currently tracked by Morningstar is 0.83%, with the median size of the funds being $193.5 million.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of its small size and the expense ratios of other similarly situated funds.

 c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
Phone: (800) 528-3780
www.aegisvaluefund.com
Board of Directors
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler
Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer
Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201
Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106
Independent Registered
Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
Counsel
Seward & Kissel, LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

              Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	April 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	April 30, 2010

By:	/s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:	April 30, 2010